SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       -------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                            (Date of earliest event reported):

                                  May 24, 1999

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                         THERMO INSTRUMENT SYSTEMS INC.
             (Exact name of Registrant as specified in its charter)


Delaware                      1-9786                                 04-2925809
(State or other               (Commission                      (I.R.S. Employer
jurisdiction of               File Number)                       Identification
incorporation or                                                         Number)
organization)


860 West Airport Freeway
Suite 301
Hurst, Texas                                                              76054
(Address of principal executive offices)                              (Zip Code)


                                (817) 485-6663
                         (Registrant's telephone number
                              including area code)



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Item 5.  OTHER EVENTS.

      On May 24, 1999, Thermo Instrument Systems Inc. (the "Registrant") issued a press release announcing that it expects to record a write-down in the second quarter of 1999 for any decline in value, from the fair value of $20.35 per share at the time of acquisition, of its investment in FLIR Systems, Inc. common stock. The closing price per share of FLIR common stock on May 21, 1999 was $13.38. The Registrant had acquired 4,162,000 shares of FLIR common stock as a consequence of its February 1999 acquisition of Spectra-Physics AB. Spectra-Physics AB had owned the FLIR shares prior to its acquisition by the Registrant.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired: Not applicable.

         (b)      Pro Forma Financial Information: Not applicable.

         (c)      Exhibits: Not applicable.

                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 24th day of May, 1999.



                                                 THERMO INSTRUMENT SYSTEMS INC.


                                                   By: /s/ Theo Melas-Kyriazi
                                                       ------------------------
                                                       Theo Melas-Kyriazi
                                                       Chief Financial Officer